UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):      August 12, 2005
Glenayre Technologies, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-15761	98-0085742

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

825 8th Avenue, 23rd Floor, New York, NY	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:      770-283-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On August 12, 2005, Glenayre Technologies, Inc. (the “Company”) announced that Clarke H. Bailey, its Chairman and Chief Executive Officer, entered into a Rule 10b5-1 trading plan in accordance with Company policy and as permitted by Rule 10b5-1 of the Securities Exchange Act of 1934.
The Company’s press release related to Mr. Bailey’s Rule 10b5-1 trading plan is filed as Exhibit 99.1 to this Current Report.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
     99.1      Press Release dated August 12, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glenayre Technologies, Inc

Dated: August 12, 2005	By:	/s/ Debra Ziola

Name: Debra Ziola Title: Senior Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported: August 12, 2005	Commission File No: 0-15761
Glenayre Technologies, Inc.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release dated August 12, 2005